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                                  EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cintech Solutions, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Diane M. Kamionka, Chief Executive Officer, and Dino Lucarelli, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



CINTECH SOLUTIONS, INC.


By:  /s/ Diane M. Kamionka                               Date: February 14, 2003
       ---------------------------------
      Diane M. Kamionka
      President and Chief Executive Officer


By:  /s/ Dino Lucarelli                                  Date: February 14, 2003
       ----------------------------------
      Dino Lucarelli
      Chief Financial Officer


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